Exhibit 3.235

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Organization
Limited-Liability Company
(PURSUANT TO NRS 86)

Filed in the office of	Document Number
[signature]	00000041756-93
Dean Heller Secretary of State State of Nevada	Filing Date and Time 03/01/2005 4:18 AM
	Entity Number E0064062005-1

***Important:* Read attached Instructions before completing form.** ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited-Liability Company:	HWOOD, LLC
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	CSC Services of Nevada, Inc. Name 502 East John Street, Carson City, NEVADA 89706 Physical Street Address / City / Zip Code Additional Mailing Address / City / State / Zip Code
3. Dissolution Date: (OPTIONAL—see instructions)	Latest date upon which the company is to dissolve (if existence is not perpetual): ________
4. Management: (check one)	Company shall be managed by ________ Manager(s) OR ✓ Members
5. Names Addresses, of Manager(s) or Members: (attach additional pages as necessary)	Harrah's Operating Company, Inc. Name One Harrah's Court, Las Vegas, NV 89119 Address / City / State / Zip Code Name Address / City / State / Zip Code Name Address / City / State / Zip Code
6. Names, Addresses and Signatures of Organizers: (if more than one organizer, please attach additional pages)	Angela P. Winter — Signature: [signature] Name One Harrah's Court, Las Vegas, NV 89119 Address / City / State / Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named limited-liability company. CSC Services of Nevada, Inc. By: [signature] Authorized Signature of R.A. or On Behalf of R.A. Company — Date 3/1/2005

This form must be accompanied by appropriate fees. See attached fee schedule.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
[signature]	20070586112-12
Ross Miller Secretary of State State of Nevada	Filing Date and Time 08/27/2007 4:00 PM
	Entity Number E0064062005-1

Amendment to Articles of Organization

(PURSUANT TO NRS 86.221)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company (Pursuant to NRS 86.221)

1. Name of limited-liability company:

HWOOD, LLC

2. The company is managed by: ☐ Managers OR ☒ Members
(check only one box)

3. The articles have been amended as follows (provide articles numbers, if available)*:

1. The name of the limited liability company is Harrah's Las Vegas National Golf Management Company, LLC

4. Signature (must be signed by at least one manager or by a managing member):

Harrah's Operating Company, Inc., Managing Member

By: X [signature]
Signature
Angela P. Winter, Assistant Corporate Secretary

* 1) If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited," or the abbreviations "Ltd.," "L.L.C.," or "L.C.," "LLC" or "LC." The word "Company" may be abbreviated as "Co."
2) If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected

This form must be accompanied by appropriate fees

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20070634947-32
	Filing Date and Time 09/17/2007 4:01 PM
	Entity Number E0064062005-1

Amendment to Articles of Organization

(PURSUANT TO NRS 86.221)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company (Pursuant to NRS 86.221)

1. Name of limited-liability company:

Harrah's Las Vegas National Golf Management Company, LLC

2. The company is managed by: ☐ Managers OR ☒ Members *(check only one box)*

3. The articles have been amended as follows (provide articles numbers, if available)*:

Article 4 shall be deleted and replaced with the following:

4. The Company shall be managed by Manager(s).

4. Signature (must be signed by at least one manager or by a managing member):

By: X ______________________
Signature
Michael D. Cohen, Manager

* 1) If amending company name, it must contain the words **"Limited-Liability Company," "Limited Company,"** or **"Limited,"** or the abbreviations **"Ltd.," "L.L.C.," "L.C.," "LLC"** or **"LC."** The word **"Company"** may be abbreviated as **"Co."**
2) If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
[signature]	20070839398-29
Ross Miller	Filing Date and Time
Secretary of State	12/10/2007 3:55 PM
State of Nevada	Entity Number
	E0064062005-1

Amendment to Articles of Organization

(PURSUANT TO NRS 86.221)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company
(Pursuant to NRS 86.221)

1. Name of limited-liability company:

Harrah's Las Vegas National Golf Management Company, LLC

2. The company is managed by: [X] Managers OR [ ] Members
(check only one box)

3. The articles have been amended as follows (provide articles numbers, if available)*:

1. The name of the limited liability company is Las Vegas Golf Management, LLC

4. Signature (must be signed by at least one manager or by a managing member):

By: X [signature]
Signature
Michael D. Cohen, Manager

* 1) If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited," or the abbreviations "Ltd.," "L.L.C.," or "L.C.," "LLC" or "LC." The word "Company" may be abbreviated as "Co."
2) If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees